SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[X ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to ss.240.14a-12

                                    ACNB Corp.
              ----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

   -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)       Title of each class of securities to which transaction
                  applies:
                  .......................................................
         2)       Aggregate number of securities to which transaction applies:
                  .......................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  .......................................................
         4)       Proposed maximum aggregate value of transaction:
                  .......................................................
         5)       Total fee paid:
                  ......................................................

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by the
         Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  .......................................................
         2)       Form, Schedule or Registration Statement No.:
                  .......................................................
         3)       Filing Party:
                  .......................................................
         4)       Date Filed:
                  .......................................................

                                  April 1, 2003


Dear Fellow Shareholders of ACNB Corporation:

         On behalf of the Board of Directors, I am pleased to invite you to attend our Annual Meeting of Shareholders to be held on Tuesday, May 13, 2003, at 1:00 p.m., Eastern Time, at Adams County National Bank, 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325. At the annual meeting, you will have the opportunity to ask questions and to make comments. Enclosed with the proxy statement is the notice of meeting, proxy card, ACNB Corporation's 2002 Annual Review, and ACNB Corporation's 2002 Annual Report on Form 10-K.

         The principal business of the meeting is to: fix the number of directors of the corporation at eleven; fix the number of Class 1 Directors at four; fix the number of Class 2 Directors at three; fix the number of Class 3 Directors at four; elect three Class 2 Directors for a term of three years; and, transact any other business that is properly presented at the annual meeting. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon in more detail.

         I am delighted that you have invested in ACNB Corporation, and I hope that, whether or not you plan to attend the annual meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy card in the envelope provided. The prompt return of your proxy card will save the corporation expenses involved in further communications. Your vote is important. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person.

         I look forward to seeing you on May 13, 2003, at the corporation's annual meeting.

                                   Sincerely,

                                   /s/ Thomas A. Ritter

                                   Thomas A. Ritter
                                   President

                                ACNB CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
               -------------------------------------------------
         NOTICE IS HEREBY GIVEN that ACNB Corporation will hold its Annual Meeting of Shareholders on Tuesday, May 13, 2003, at 1:00 p.m., Eastern Time, at Adams County National Bank, 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325, to consider and vote upon the following proposals:

         1.   To fix the number of directors of the corporation at eleven;

         2.   To fix the number of Class 1 Directors at four;

         3.   To fix the number of Class 2 Directors at three;

         4.   To fix the number of Class 3 Directors at four;

         5.   To elect three Class 2 Directors, for a term of three years; and,

         6. To transact any other business properly presented at the annual meeting or any adjournment or postponement of the meeting.

         Shareholders as of March 18, 2003, are entitled to notice of the meeting and may vote at the annual meeting, either in person or by proxy.

         Management welcomes your attendance at the annual meeting. Whether or not you expect to attend the annual meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy card in the accompanying postage-paid envelope. The prompt return of your proxy card will save the corporation expenses involved in further communications. Even if you return a proxy card, you may vote in person if you give written notice to the Secretary of the corporation and attend the annual meeting. Returning your proxy card will ensure that your shares will be voted in accordance with your wishes and that the presence of a quorum will be assured.

         The corporation's Board of Directors is distributing this proxy statement, proxy card, ACNB Corporation's 2002 Annual Review, and ACNB Corporation's 2002 Annual Report on Form 10-K on or about April 1, 2003.

                                By Order of the Board of Directors,

                                /s/ Thomas A. Ritter

                                Thomas A. Ritter
                                President
Gettysburg, Pennsylvania
April 1, 2003





                             YOUR VOTE IS IMPORTANT.
        TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED
                 PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                                ACNB CORPORATION
                               16 LINCOLN SQUARE,
                         GETTYSBURG, PENNSYLVANIA 17325




                           OTC BB TRADING SYMBOL: ACNB



                                 PROXY STATEMENT
                       2003 ANNUAL MEETING OF SHAREHOLDERS
                              TUESDAY, MAY 13, 2003



















                MAILED TO SHAREHOLDERS ON OR ABOUT APRIL 1, 2003

                                TABLE OF CONTENTS

                                                                            PAGE
PROXY STATEMENT

GENERAL INFORMATION...........................................................1
         Date, Time and Place of the Annual Meeting...........................1
         Description of ACNB Corporation......................................1

VOTING PROCEDURES.............................................................1
         Solicitation and Voting of Proxies...................................1
         Quorum and Vote Required For Approval................................2
         Revocability of Proxy................................................3
         Methods of Voting....................................................3

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS.....................................4
         Governance...........................................................4
         Directors of ACNB Corporation........................................4
         Executive Officers of ACNB Corporation...............................4
         Committees and Meetings of ACNB Corporation's
                  Board of Directors..........................................4
         Committees and Meetings of Adams County National Bank's
                  Board of Directors..........................................5
                  Audit Committee.............................................5
         Compensation of the Board of Directors of ACNB
                  Corporation and Adams County National Bank..................5

BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION..........................6
         Compensation Committee Report........................................6
         Chief Executive Officer Compensation.................................6
         Executive Officers Compensation......................................6

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...................7

EXECUTIVE COMPENSATION........................................................7
         Summary Compensation Table...........................................8
         Employment Contract with Thomas A. Ritter............................9
         Employment Contract with David W. Scott..............................9
         Pension Plan........................................................10
         401(k) Plan.........................................................11
         Group Term Life Insurance Plan......................................11
         Senior Management Supplemental Life Insurance Plan..................12
         Director Life Insurance Plan........................................12
         Director Fee Deferral Plan..........................................12
         Executive Retirement Income Agreements..............................12

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...............................13

ELECTION OF DIRECTORS........................................................13
         Qualification and Nomination of Directors...........................13
         Information as to Nominees and Directors............................14

BENEFICIAL OWNERSHIP OF ACNB CORPORATION'S STOCK
OWNED BY PRINCIPAL OWNERS AND MANAGEMENT.....................................16
         Principal Shareholders..............................................16
         Share Ownership by the Directors, Officers and Nominees.............16

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE......................17

STOCK PRICE PERFORMANCE GRAPH................................................18

PROPOSALS....................................................................19
         To Fix the Number of Directors of the Corporation at Eleven.........19
         To Fix the Number of Class 1 Directors at Four......................19
         To Fix the Number of Class 2 Directors at Three.....................19
         To Fix the Number of Class 3 Directors at Four......................19
         To Elect Three Class 2 Directors for a Term of Three Years..........19

INDEPENDENT AUDITORS.........................................................19

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING................................20

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING........................20

ADDITIONAL INFORMATION.......................................................20

                                 PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                                ACNB CORPORATION
                                  MAY 13, 2003


                               GENERAL INFORMATION

DATE, TIME AND PLACE OF THE ANNUAL MEETING

         ACNB Corporation, a Pennsylvania business corporation and registered financial holding company, furnishes this proxy statement in connection with the solicitation by the Board of Directors of proxies to be voted at the corporation's Annual Meeting of Shareholders. The annual meeting will be held at Adams County National Bank, 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325, on Tuesday, May 13, 2003, at 1:00 p.m., Eastern Time. Included with this proxy statement is a copy of the corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

         The corporation's principal executive office is located at 16 Lincoln Square, Gettysburg, Pennsylvania 17325. The corporation's telephone number is
(717) 334-3161. All inquiries regarding the annual meeting should be directed to John W. Krichten, Secretary/Treasurer of ACNB Corporation, at (717) 338-2258.

DESCRIPTION OF ACNB CORPORATION

         ACNB Corporation was established in 1983 as a bank holding company under the laws of Pennsylvania and the Bank Holding Company Act of 1956. ACNB Corporation's wholly-owned subsidiary is Adams County National Bank. Farmers National Bank of Newville is a division of Adams County National Bank. The corporation's primary activity consists of owning and supervising its banking subsidiary.

         We have not authorized anyone to provide you with information about the corporation; therefore, you should rely only on the information contained in this document or on documents to which we refer you. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at ACNB Corporation subsequent to printing this proxy statement that might affect your decision or the value of your stock.


                                VOTING PROCEDURES

SOLICITATION AND VOTING OF PROXIES

         The Board of Directors solicits this proxy for use at the corporation's 2003 annual meeting of shareholders. The corporation's directors and officers and bank employees may solicit proxies in person or by telephone, facsimile, email or other similar electronic means without additional compensation. Adams County National Bank will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that the corporation sends to its shareholders. The corporation will make arrangements with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation materials to the beneficial owners of stock held by these entities. Adams County National Bank will reimburse these third parties for their reasonable forwarding expenses.

         Only shareholders of record as of the close of business on Tuesday, March 18, 2003 (the voting record date), may vote at the annual meeting. The corporation's records show that, as of the voting record date, 5,436,101 shares of the corporation's common stock were outstanding. On all matters to come before the annual meeting, shareholders may cast one vote for each share held. Cumulative voting rights do not exist with respect to the election of directors. As of March 18, 2003, the Board of Directors knows of no person who owns of record or who is the beneficial owner of 5% or more of the corporation's outstanding common stock.

         If your shares are registered directly in your name with ACNB Corporation's transfer agent, Registrar and Transfer Company, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the corporation. As the shareholder of record, you have the right to grant your voting proxy directly to the proxy holders or to vote in person at the meeting. The corporation has enclosed a proxy card for your use.

         If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and you are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote your street name shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

         By properly completing a proxy, the shareholder appoints Philip P. Asper and D. Richard Guise as proxy holders to vote his or her shares as indicated on the proxy card. Any signed proxy card not specifying to the contrary will be voted as follows:

         FOR fixing the number of Directors of the corporation at eleven;

         FOR fixing the number of Class 1 Directors at four;

         FOR fixing the number of Class 2 Directors at three;

         FOR fixing the number of Class 3 Directors at four; and,

         FOR the election of the following nominees as Class 2 Directors for a term of three years expiring in 2006:

         o    Wayne E. Lau
         o    Jennifer L. Weaver
         o    Harry L. Wheeler

         The Board of Directors proposes to mail this proxy statement to the corporation's shareholders on or about April 1, 2003.

QUORUM AND VOTE REQUIRED FOR APPROVAL

         As of the close of business on March 18, 2003, the corporation had 5,436,101 shares of common stock, par value $2.50 per share, issued and outstanding.

         In order to hold the annual meeting, a "quorum" of shareholders must be present. Under Pennsylvania law, the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary to constitute a quorum for the transaction of business at the meeting. The proxy holders will count abstentions and broker non-votes as "present" for the purpose of determining the presence of a quorum. However, the proxy holders will not count broker non-votes as "present" when determining the presence of a quorum for the particular matter on which the broker has expressly not voted. If you are a beneficial owner and do not provide the shareholder of record with voting instructions, your shares may constitute broker non-votes. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any of the matters voted upon at the meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner, and the broker lacks discretionary voting power to vote such shares.

         If a quorum is present, approval to fix the number of directors of the Board of Directors and to fix the number of directors in each class requires the affirmative "FOR" vote of a majority of all shares present, in person or by proxy. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against the proposals. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for the matter by reducing the total number of shares voted from which the required majority is calculated.

         If a quorum is present, the shareholders will elect the nominees for director receiving the highest number of "FOR" votes cast by those shareholders entitled to vote for the election of directors. The proxy holders will not cast votes for or against any director nominees where the broker withheld authority.

REVOCABILITY OF PROXY

         Shareholders of record who sign proxies may revoke them at any time before they are voted by:

         o delivering written notice of the revocation to John W. Krichten, Secretary/Treasurer of ACNB Corporation, at 16 Lincoln Square, Gettysburg, Pennsylvania 17325; or,

         o delivering a properly executed later-dated proxy to John W. Krichten, Secretary/Treasurer of ACNB Corporation, at 16 Lincoln Square, Gettysburg, Pennsylvania 17325; or,

         o attending the meeting and voting in person after giving written notice to the Secretary/Treasurer of ACNB Corporation.

         YOU HAVE THE RIGHT TO VOTE AND, IF DESIRED, TO REVOKE YOUR PROXY ANY TIME BEFORE THE ANNUAL MEETING. SHOULD YOU HAVE ANY QUESTIONS, PLEASE CONTACT JOHN W. KRICHTEN, SECRETARY/TREASURER, AT (717) 338-2258.

METHODS OF VOTING

         Voting by Proxy

         1.   Mark your selections.
         2. Date your proxy card and sign your name exactly as it appears on your proxy card.
         3.   Mail the proxy card in the enclosed postage-paid envelope.

         Voting in Person

         1. Attend the annual meeting and show proof of eligibility to vote (including proper identification).
         2.   Obtain a ballot.
         3.   Mark your selections.
         4. Date your ballot and sign your name exactly as it appears in the corporation's transfer books.

                    BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

GOVERNANCE

         The Board of Directors oversees all of the corporation's business, property and affairs. The Chairman and the corporation's officers keep the members of the Board informed of the corporation's business through discussions at Board meetings and by providing them reports and other information. During fiscal year 2002, the corporation's Board of Directors held 12 meetings.

DIRECTORS OF ACNB CORPORATION

         The following table sets forth, as of March 18, 2003 (in alphabetical order), selected information about the corporation's directors.

                                                    CLASS OF        DIRECTOR            AGE AS OF
NAME                                                DIRECTOR          SINCE           MARCH 18, 2003
-----                                               --------          -----           --------------
Philip P. Asper                                        3              1988                  54
Guy F. Donaldson                                       3              1982                  71
Frank Elsner, III                                      3              2002                  42
D. Richard Guise, Vice Chairman                        1              1988                  69
Ronald L. Hankey, Chairman                             1              1982                  63
Edgar S. Heberlig                                      1              1999                  68
Wayne E. Lau                                           2              1987                  68
Thomas A. Ritter                                       3              2001                  51
Marian B. Schultz                                      1              1992                  53
Jennifer L. Weaver                                     2              1992                  56
Harry L. Wheeler                                       2              1999                  62

EXECUTIVE OFFICERS OF ACNB CORPORATION

         The following table sets forth, as of March 18, 2003, selected information about the corporation's executive officers, each of whom is appointed by the Board of Directors and each of whom holds office at the Board's discretion.

                                              POSITION            AGE AS OF
NAME AND POSITION                            HELD SINCE        MARCH 18, 2003
-----------------                            ----------        --------------
RONALD L. HANKEY
Chairman of the Board                           1982                  63
Chief Executive Officer                         1982

THOMAS A. RITTER
President                                       2001                  51
Executive Vice President                        2000

DAVID W. SCOTT
Executive Vice President                        2001                  41

JOHN W. KRICHTEN
Secretary                                       1982                  56
Treasurer                                       1982

LYNDA L. GLASS
Assistant Secretary                             1993                  42

COMMITTEES AND MEETINGS OF ACNB CORPORATION'S BOARD OF DIRECTORS

         During 2002, the corporation's Board of Directors held 12 meetings. Currently, the corporation does not maintain any standing committees. All committees are structured at the corporation's bank subsidiary and jointly serve the bank and the corporation. The corporation's subsidiary bank maintains a standing audit committee and a standing committee that performs the functions of a compensation committee.

         A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a recommendation in writing to the Secretary of the corporation in compliance with the requirements of Article II, Sections 202 and 203, of the corporation's Bylaws. Any shareholder who intends to nominate a candidate for election to the Board of Directors must notify the Secretary of the corporation in writing not less than 14 days prior to the date of any shareholder meeting called for the election of directors.

COMMITTEES AND MEETINGS OF ADAMS COUNTY NATIONAL BANK'S BOARD OF DIRECTORS

         During 2002, Adams County National Bank's Board of Directors held 12 meetings and the Board of Directors of Farmers National Bank of Newville, a division of Adams County National Bank, held seven meetings. Adams County National Bank maintains four standing committees: Executive, Audit, Loan and Trust. Farmers National Bank of Newville does not maintain any committees.

         During 2002, each of the directors attended at least 75% of the combined total number of meetings of the corporation's and of the bank's Boards of Directors meetings and the committees of which he or she is a member, with the exception of Director Donaldson.

         AUDIT COMMITTEE

         The Audit Committee, of which Directors Asper, Lau and Wheeler are members, held four meetings during fiscal year 2002. The Audit Committee oversees the accounting and tax functions of the corporation and the bank, recommends to the Board the engagement of the independent auditors for the year, reviews with management and the auditors the plan and scope of the audit engagement, reviews the annual financial statements of the corporation and any recommended changes or modifications to control procedures and accounting practices and policies, and monitors with management and the auditors the corporation's and bank's system of internal controls and its accounting and reporting practices. The Audit Committee operates pursuant to a written charter as adopted by the Board of Directors on April 4, 2000.

COMPENSATION OF THE BOARD OF DIRECTORS OF ACNB CORPORATION AND ADAMS COUNTY NATIONAL BANK

         Directors of the corporation are not compensated for their services. Adams County National Bank does not compensate employee directors for attendance at Board of Directors meetings or committee meetings. However, in 2002, Adams County National Bank's non-employee directors were compensated for their services rendered to the corporation and to Adams County National Bank as follows:

         o    $4,000 annual retainer;

         o    $265 per monthly meeting;

         o committee meeting fees paid at the rate of $125 per hour with a minimum payment of $125; and,

         o $250 allowance for a half-day seminar plus expenses, if applicable, and $400 allowance for a full-day seminar plus expenses, if applicable.

         The non-employee directors of Farmers National Bank of Newville, a division of Adams County National Bank, were paid in 2002 an annual retainer of $2,850, plus $265 per meeting for full board meetings and $80 per committee meeting.

          In the aggregate, Adams County National Bank paid $119,191 to the members of the Board of Directors for all services rendered in 2002.


                          BOARD OF DIRECTORS' REPORT ON
                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

         ACNB Corporation's Board of Directors governs the corporation and its subsidiary bank. In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of the corporation's shareholders, customers, and the communities served by the corporation and the bank. To accomplish the corporation's strategic goals and objectives, the Board of Directors engages competent persons who undertake to accomplish these objectives with integrity and cost-effectiveness. The Board of Directors fulfills part of its strategic mission through the compensation of these individuals. Officers of the corporation are not compensated. The bank provides compensation to its officers and employees.

         The corporation seeks to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The Executive Committee, comprised of five non-employee directors, administers the compensation program. The committee seeks to establish a fair compensation policy to govern executive officers' base salaries and incentive plans to attract and motivate competent, dedicated and ambitious managers, whose efforts will enhance the corporation's products and services, the results of which will be improved profitability, increased dividends to the corporation's shareholders, and subsequent appreciation in the market value of the corporation's shares.

         The committee annually reviews and recommends to the Board the compensation of the bank's top executives, including the president and chief executive officer. As a guideline in determining base salaries, the committee uses a regional financial industry salary survey which covers financial institutions in the Pennsylvania, Maryland, Washington, D.C., and Virginia marketplace. The referenced survey includes more institutions than are contained in the peer group index in the performance graph.

         The Board of Directors does not deem Section 162(m) of the Internal Revenue Code to be applicable to the corporation at this time. The Board of Directors intends to monitor the future application of IRC Section 162(m) to the compensation paid to its executive officers; and, in the event that this section becomes applicable, the Board of Directors intends to amend the corporation's and the bank's compensation plans to preserve the deductibility of the compensation payable under the plans.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The Board of Directors determined that the corporation's Chief Executive Officer's 2002 base salary of $134,727, combined with a $1,366 bonus and a 401(k) plan payment of $6,733, is appropriate in light of ACNB Corporation's 2002 performance accomplishments. No direct correlation exists between the Chief Executive Officer's compensation and ACNB Corporation's 2002 performance. The committee subjectively determines the Chief Executive Officer's compensation based on a review of all relevant information.

EXECUTIVE OFFICERS COMPENSATION

         The committee increased the compensation of the bank's executive officers by approximately 3.5% in 2002. The committee determined the increases based on its subjective analysis of the individual's contribution to the corporation's strategic goals and objectives. In determining whether strategic goals have been achieved, the committee considers numerous factors, including the following: the corporation's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets, and non-performing loans. Although the committee measured the performance and increases in compensation in light of these factors, no direct correlation exists between any specific criterion and the employees' compensation; nor does the committee, in its analysis, attribute specific weight to any such criteria. The committee makes a subjective determination after review of all relevant information, including the above.

         In addition to base salary, executive officers of the bank may participate in the bank's 401(k) plan, pension plan and bonus plan. (See pages 10 and 11 for more information.)

         General labor market conditions, the individual's specific responsibilities and the individual's contributions to the corporation's success influence total compensation opportunities available to the bank's executive officers. The committee reviews individuals on a calendar year basis and strives to offer compensation that is competitive with that offered by employers of comparable size in our industry. Through these compensation policies, the corporation strives to meet its strategic goals and objectives to its constituencies and provide compensation that is fair and meaningful to its executive officers.

         This report is furnished by Adams County National Bank's Executive Committee that performs the functions of a compensation committee.

                          D. RICHARD GUISE, CHAIRPERSON
                                 PHILIP P. ASPER
                                  WAYNE E. LAU
                                MARIAN B. SCHULTZ
                               JENNIFER L. WEAVER
                      RONALD L. HANKEY (EX-OFFICIO MEMBER)
                      THOMAS A. RITTER (EX-OFFICIO MEMBER)


           COMPENSATION COMMITTEE INTERLOCKSAND INSIDER PARTICIPATION

         Ronald L. Hankey, Chairman and Chief Executive Officer of ACNB Corporation and Chairman of Adams County National Bank, and Thomas A. Ritter, President of ACNB Corporation and President and Chief Executive Officer of Adams County National Bank, are ex-officio members of the Executive Committee that also performs the functions of a compensation committee. Messrs. Hankey and Ritter make recommendations to the Executive Committee regarding merit raise increases for all employees based on a merit appraisal in connection with recommendations provided by an outside consultant. A merit review of Mr. Hankey and of Mr. Ritter is conducted by the Executive Committee. Neither Mr. Hankey nor Mr. Ritter participates in conducting his own review. The merit reviews are submitted to the entire Board of Directors to be voted upon.


                             EXECUTIVE COMPENSATION


         The table below sets forth information concerning the annual cash and non-cash compensation paid, awarded or earned for services in all capacities to the corporation and the bank for the fiscal years ended December 31, 2002, 2001 and 2000 of those persons who were, as of December 31, 2002, (i) Chief Executive Officer, (ii) President, and (iii) the other most highly compensated executive officers exceeding $100,000 during 2002.

                           SUMMARY COMPENSATION TABLE

                            Annual Compensation                             Long-Term Compensation
                            -------------------                             ----------------------
                                                                       Awards                    Payouts
                                                                       ------                    -------
                                                                                  Securities
                                                           Other     Restricted   Underlying
                                                          Annual        Stock      Options/       LTIP        All Other
 Name and Principal               Salary       Bonus    Compensation   Award(s)      SARs        Payouts     Compensation
      Position          Year        ($)         ($)          $           ($)          (#)          ($)           ($)
      --------          ----        ---         ---          -           ---          ---          ---           ---
RONALD L. HANKEY        2002                   1,366         0            0            0            0           6,733(2)
Chairman of the         2001      166,974(1)   2,107         0            0            0            0          54,164(2)
Board and Chief         2000      210,725      1,985         0            0            0            0          52,860(2)
Executive Officer                 198,500
of the corporation
and Chairman of
Adams County
National Bank

THOMAS A. RITTER        2002      175,000      3,500         0            0            0            0          45,750(3)
President of the        2001      165,266      1,652         0            0            0            0           6,677(3)
corporation and         2000      140,000      1,400         0            0            0            0           2,800(3)
President and Chief
Executive Officer
of Adams County
National Bank

DAVID W. SCOTT          2002      116,249      1,006         0            0            0            0          18,631(4)
Executive Vice
President of the
corporation and of
Adams County
National Bank

JOHN W. KRICHTEN        2002      110,645      1,976         0            0            0            0          18,023(5)
Secretary and           2001      105,289      1,052         0            0            0            0          13,167(5)
Treasurer of the        2000      102,023      1,020         0            0            0            0          12,704(5)
corporation and
Senior Vice
President, Cashier
and Chief Financial
Officer of Adams
County National Bank

LYNDA L. GLASS          2002      102,505      2,020         0            0            0            0           7,063(6)
Assistant Secretary     2001       99,118        991         0            0            0            0           5,404(6)
of the corporation
and Senior Vice
President/Banking
Services of Adams
County National Bank

--------------------
(1) Figure includes salary and distributions made under Mr. Hankey's Salary Continuation Plan.

(2) Figure includes amounts contributed by Adams County National Bank to the 401(k) Plan of $6,733, $6,800 and $5,156 in 2002, 2001 and 2000,
         respectively, on behalf of Mr. Hankey. Figure also includes deferred compensation payments (under Mr. Hankey's Salary Continuation Plan) of $47,364 and $47,704 in 2001 and 2000, respectively, on behalf of Mr. Hankey.

(3) Figure includes amounts contributed by Adams County National Bank to the 401(k) Plan of $7,140, $6,677 and $2,800 in 2002, 2001 and 2000,
         respectively, on behalf of Mr. Ritter. Figure also includes deferred compensation payment (under Mr. Ritter's Salary Continuation Plan) of $38,610 in 2002, on behalf of Mr. Ritter.

(4) Figure includes amount contributed by Adams County National Bank to the 401(k) Plan of $4,690 in 2002, on behalf of Mr. Scott. Figure also includes deferred compensation payment (under Mr. Scott's Salary Continuation Plan) of $13,941 in 2002, on behalf of Mr. Scott.

(5) Figure includes amounts contributed by Adams County National Bank to the 401(k) Plan of $4,505, $4,294 and $3,767 in 2002, 2001 and 2000,
         respectively, on behalf of Mr. Krichten. Figure also includes deferred compensation payments (under Mr. Krichten's Salary Continuation Plan) of $13,518, $8,873 and $8,937 in 2002, 2001 and 2000, respectively, on behalf of Mr. Krichten.

(6) Figure includes amounts contributed by Adams County National Bank to the 401(k) Plan of $4,292 and $4,002 in 2002 and 2001, respectively, on behalf of Ms. Glass. Figure also includes deferred compensation payments (under Ms. Glass' Salary Continuation Plan) of $2,771 and $1,402 in 2002 and 2001, respectively, on behalf of Ms. Glass.

EMPLOYMENT CONTRACT WITH THOMAS A. RITTER

         Effective January 1, 2000, Adams County National Bank, the corporation and Mr. Thomas A. Ritter entered into an employment agreement for a period of three years. The agreement renews automatically for additional one-year periods, unless one party provides the other with written notice of termination. Pursuant to the agreement, Mr. Ritter was initially employed by the corporation and Adams County National Bank as an Executive Vice President. The agreement specifies Mr. Ritter's position and duties, compensation and benefits, and indemnification and termination provisions. The agreement also contains a non-competition provision, a confidentiality provision, and a change-in-control provision.

         Pursuant to the terms of his employment agreement, Mr. Ritter initially served as an Executive Vice President of the corporation and the bank and had other powers and duties that were from time to time prescribed by the Board of Directors of the corporation and the bank. As compensation for services rendered to the bank under the agreement, Mr. Ritter, in 2000, was entitled to receive from the bank an annual salary of $140,000 per year and was subject to future yearly increases as deemed appropriate by the Board of Directors. The Board of Directors of the bank, in its discretion, was entitled to pay an incentive yearly bonus to Mr. Ritter to reward him for his performance. According to the terms of the agreement, Mr. Ritter was appointed to, and agreed to serve, without additional compensation, as a director of the Board of Directors of the bank and the corporation, subject to shareholder approval. Mr. Ritter further agreed to serve without additional compensation in other positions of the bank and/or the corporation. Mr. Ritter is also entitled to receive the employee benefits made available by Adams County National Bank to its employees.

         Mr. Ritter's employment agreement provides that, if his employment is terminated due to his death, disability or by the corporation or Adams County National Bank for "cause", or the agreement is not renewed by the bank and the corporation, he is entitled to his full annual salary through the date of termination at the rate in effect at the time of termination. If Mr. Ritter terminates his employment for "good reason" (which includes a change in control of the corporation), he is entitled to his full annual salary from the date of termination through the last day of the term of the agreement and he may continue to participate in all employee benefit plans and programs in which he was previously entitled to participate. In the event Mr. Ritter serves the full term of his employment agreement, and the bank and the corporation do not renew his agreement, Mr. Ritter is not entitled to any severance allowance.

         To comply with the corporation's and Adams County National Bank's succession plans, in December 2000, the respective Boards of Directors elected Mr. Ritter as President of the corporation and President and Chief Executive Officer of Adams County National Bank, effective January 1, 2001. Further, effective January 1, 2001, Mr. Ritter was appointed a director of Adams County National Bank and the corporation. Mr. Hankey remains the Chairman and Chief Executive Officer of the corporation and the Chairman of Adams County National Bank.

EMPLOYMENT CONTRACT WITH DAVID W. SCOTT

         Effective January 1, 2002, Adams County National Bank, the corporation and Mr. David W. Scott entered into an employment agreement for a period of three years. The agreement renews automatically for additional one-year periods, unless one party provides the other with written notice of termination. Pursuant to the agreement, Mr. Scott is employed by the corporation and Adams County National Bank as an Executive Vice President. The agreement specifies Mr. Scott's position and duties, compensation and benefits, and indemnification and termination provisions. The agreement also contains a non-competition provision, a confidentiality provision, and a change-in-control provision.

         Pursuant to the terms of his employment agreement, Mr. Scott serves as an Executive Vice President of the corporation and the bank and has other powers and duties that are from time to time prescribed by the Board of Directors of the corporation and the bank. As compensation for services rendered to the bank under the agreement, Mr. Scott, in 2002, was entitled to receive from the bank an annual salary of $150,000 per year and is subject to future yearly increases as deemed appropriate by the Board of Directors. The Board of Directors of the bank, in its discretion, is entitled to pay an incentive yearly bonus to Mr. Scott to reward him for his performance. Mr. Scott further agreed to serve without additional compensation in other positions. Mr. Scott is also entitled to receive the employee benefits made available by Adams County National Bank to its employees.

         Mr. Scott's employment agreement provides that, if his employment is terminated due to his death, disability or by the corporation or Adams County National Bank for "cause", or the agreement is not renewed by the bank and the corporation, he is entitled to his full annual salary through the date of termination at the rate in effect at the time of termination. If Mr. Scott terminates his employment for "good reason" (which includes a change in control of the corporation), he is entitled to his full annual salary from the date of termination through the last day of the term of the agreement and he may continue to participate in all employee benefit plans and programs in which he was previously entitled to participate. In the event Mr. Scott serves the full term of his employment agreement, and the bank and the corporation does not renew his agreement, Mr. Scott is not entitled to any severance allowance.

PENSION PLAN

         The employees of Adams County National Bank are covered under the bank's Group Pension Plan for Employees. The plan is a defined benefit pension plan under the Employee Retirement Income Security Act of 1974. The plan was restated November 1, 1998, effective January 1, 1999, and subsequently amended effective November 1, 2000. Adams County National Bank is the plan administrator.

         Amounts are set aside each year to fund the plan on the basis of actuarial calculations. The amount of contribution to a defined pension plan on behalf of a specific employee cannot be separately or individually calculated. The total pension expense in 2002 for Adams County National Bank's plan was $562,363. The contribution to the plan made by the bank on behalf of all employees in 2002 was $274,616. This contribution was sufficient to meet the legal minimum funding requirements.

         Each employee of Adams County National Bank who attains the age of 20 years and six months and who completes six months of eligible service, whichever is later, is eligible to participate in the plan on the following anniversary of the plan. The plan generally provides for a prospective benefit at the age of 65 years for the employee's remaining lifetime with payments certain for five years, calculated as follows: 1% of final average compensation below the applicable Social Security Covered Compensation and 1.3% of such earnings above the covered compensation, the total being multiplied by years of credited service up to a maximum of 45 years of credited service. The minimum benefit is the amount an employee accrued as of October 31, 1998. If an employee has completed 30 or more years of vested service, he or she is eligible to retire at age 62 with no reduction applied to his or her benefit.

         The following table shows, for different final average compensation and for different years of vested service, the annual benefits currently payable upon retirement at age 65 to a participating employee.

                                                    Annual Retirement Income (1)
                                                    ----------------------------

                                                           Years of Service
            Final              ------------------------------------------------------------------
           Average
        Compensation               15                   25                35           45 or more
        ------------               --                   --                --           ----------

         $ 50,000             $  8,796              $ 14,661          $ 20,525         $  26,389
           75,000               13,671                22,786            32,900            41,014
          100,000               18,546                30,911            43,275            55,639
          125,000               23,421                39,036            54,650            70,264
          150,000               28,296                47,161            66,025            84,889
          175,000               33,171                55,286            77,400            99,514
          200,000               38,046                63,411            88,775           112,221

----------------------------------
 (1) Assumes normal retirement date (age 65) occurs in 2002. Actual benefits may be slightly higher on account of benefits earned under the plan since the 1998 restatement. Later retirement dates produce smaller retirement benefits as Social Security Covered Compensation increases.

         Management cannot determine the extent of the benefits that any participating employee may be entitled to receive under the plan on the date of termination of employment because the amount of the benefits is dependent upon, among other things, the participant's future compensation and the number of years of vested service on the employee's date of retirement. For 2002, the covered compensation, as reported above in the Summary Compensation Table, includes annual cash salary only. At December 31, 2002, under the plan, Mr. Hankey had 45 years of vested service; Mr. Krichten had 22 years of vested service; Ms. Glass had 18 years of vested service; Mr. Ritter had 3 years of vested service; and, Mr. Scott had 1 year of vested service.

401(K) PLAN

         Adams County National Bank maintains a defined contribution profit-sharing 401(k) plan. Adams County National Bank is the plan sponsor and plan administrator. Ronald L. Hankey, Chairman and Chief Executive Officer of the corporation and Chairman of Adams County National Bank, and John W. Krichten, Secretary/Treasurer of the corporation and Senior Vice President, Cashier and Chief Financial Officer of Adams County National Bank, are the plan trustees. The plan is subject to certain laws and regulations under the Internal Revenue Code and participants are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974.

         An employee is eligible to participate in the plan after working for six months and attaining the age of 20 years and six months. An eligible employee may elect to contribute a portion of all wages or other direct remuneration to the plan. Generally, an eligible employee may not contribute more than 15% of his or her compensation. Adams County National Bank matches a percentage of the employee's contribution. In 2002, Adams County National Bank's contribution equaled 100% of the employee's contribution up to a maximum of 4% of annual wages. Effective January 1, 2000, Adams County National Bank adopted a "safe harbor" provision for its 401(k) plan, which vests eligible contributions immediately upon entering the plan for both employer and employee contributions.

GROUP TERM LIFE INSURANCE PLAN

         Adams County National Bank maintains a group term life insurance plan. All full-time bank employees are eligible to participate in the plan. The insurance benefit for employees is calculated as 1.5 times salary, with a maximum of $50,000.

SENIOR MANAGEMENT SUPPLEMENTAL LIFE INSURANCE PLAN

         In January 2001, Adams County National Bank implemented a supplemental life insurance plan for certain officers of the bank to provide death benefits for each officer's designated beneficiaries. Beneficiaries designated by an officer are entitled to a split dollar share of the death proceeds from the life insurance policies on each officer which vary depending on the officer's age at death, employment status with the bank at the time of death, and eligibility to receive payments. The plan is unsecured and unfunded, and there are no plan assets. The bank has purchased single premium bank-owned life insurance policies on the lives of the officers and intends to use income from the BOLI policies to offset the plan benefit expenses.

DIRECTOR LIFE INSURANCE PLAN

         Effective January 1, 2001, the corporation established a director life insurance plan. All non-employee directors are eligible for the life insurance benefit, subject to medical underwriting acceptance. The plan currently insures seven directors. The director life insurance benefit of $100,000 per participating director will be provided through a single premium bank-owned life insurance program because BOLI is a more cost-efficient way of providing the benefits. The eligible participating directors will not be required to pay any premiums on the life insurance policy, but will have the imputed value of the insurance coverage included in their taxable incomes. Benefits are payable upon death, disability, early retirement, or change in control.

DIRECTOR FEE DEFERRAL PLAN

         In January 2001, the bank established a director fee deferral plan. Directors Schultz, Weaver and Wheeler are current participants. Directors may defer up to 100% of the director's income. Benefits are payable upon termination of service. The deferred fees earn interest, and the interest and plan expenses are funded by BOLI. The aggregate deferred fees for 2002 were $22,252 for the above-named directors.

EXECUTIVE RETIREMENT INCOME AGREEMENTS

         Adams County National Bank entered into retirement income agreements with certain executive officers of Adams County National Bank to provide supplemental retirement income benefits to these officers when they reach their normal retirement date. The benefits are payable in 180 equal monthly installments. Benefits are also payable upon disability, early retirement, termination of service, or death. Benefit amounts will be determined by the individual's number of years of service and compensation at retirement age. Benefits accrue annually, but no vesting occurs until the individual completes ten years of service with Adams County National Bank. Estimated liability under the agreements is accrued as earned by the employee. Adams County National Bank is the owner and beneficiary of life insurance policies on each officer that, at December 31, 2002, had an aggregate cash value of approximately $3,613,600. Adams County National Bank purchased these policies to fund the retirement income agreements entered into with these individuals. Further information with respect to these agreements is set forth in the Notes to Consolidated Financial Statements contained in ACNB Corporation's 2002 Annual Report on Form 10-K, which is enclosed with this proxy statement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The corporation and its subsidiary bank have not entered into any material transactions, proposed or consummated, with any director or executive officer of the corporation or the bank, or any associate of the foregoing persons. The corporation and the bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of the corporation and the bank and their associates on comparable terms with similar interest rates as those prevailing from time to time for other bank customers.

         Total loans outstanding from the bank at December 31, 2002, to the corporation's and the bank's officers and directors as a group, including members of their immediate families and companies in which they had an ownership interest of 10% or more, amounted to $5,218,109, or approximately 7.4%, of the bank's total equity capital. The bank made these loans in the ordinary course of business, and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. The loans did not involve more than the normal risk of collection or present other unfavorable features. The aggregate amount of indebtedness as of the latest practicable date, March 18, 2003, to the above described group was approximately $4,935,637.

                              ELECTION OF DIRECTORS

QUALIFICATION AND NOMINATION OF DIRECTORS

         The corporation's Articles of Incorporation and Bylaws authorize the number of directors to be not less than five and not more than 25. They also provide for three classes of directors with staggered three-year terms of office that expire at successive annual meetings. Currently, the number of directors is set at eleven: Class 1 consists of four directors, Class 2 consists of three directors, and Class 3 consists of four directors. However, pursuant to Article 11 of the corporation's Articles of Incorporation and Article I, Section 105, of the corporation's Bylaws, at each shareholder meeting for the election of directors, the shareholders determine by resolution how many directors will be elected to serve in each class. The Board of Directors believes that it is in the corporation's best interest to fix the number of directors to be elected at the 2002 annual meeting at eleven. The proposed eleven member Board of Directors will consist of four Class 1 Directors, three Class 2 Directors, and four Class 3 Directors. Shareholders will elect three Class 2 Directors to serve for three-year terms that expire at the corporation's 2006 annual meeting.

         Pursuant to Article II, Section 205, of the corporation's Bylaws, directors who reach the age of 72 prior to the date of the annual meeting may not stand for election to the Board of Directors. Therefore, Directors Lower and Sandoe did not stand for re-election to the corporation's Board of Directors in 2002. They were appointed by the Board of Directors as Directors Emeriti of Adams County National Bank at the 2002 annual meeting.

         The Board of Directors nominated the three persons named below to serve as Class 2 Directors until the 2006 annual meeting of shareholders or until their earlier death, resignation or removal from office. The nominees for Class 2 Director are presently members of the Board of Directors, and all have consented to serve another term as a director if re-elected. If any of the nominees should be unavailable to serve for any reason, a majority of the Board of Directors then in office may fill the vacancy until the expiration of the term of the class of directors to which he or she was appointed.

         The proxy holders intend to vote all proxies for the election of each of the nominees named below, unless you indicate that your vote should be withheld from any or all of them. Each nominee elected as a director will continue in office until his successor has been duly elected and qualified, or until his death, resignation or retirement.

         The Board of Directors proposes the following nominees for election as Class 2 Directors at the annual meeting:

         o    Wayne E. Lau
         o    Jennifer L. Weaver
         o    Harry L. Wheeler

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO ELECT THE NOMINEES LISTED ABOVE AS CLASS 2 DIRECTORS.


INFORMATION AS TO NOMINEES AND DIRECTORS

         Set forth below, as of March 18, 2003, is the principal occupation and certain other information regarding the nominees and other directors whose terms of office will continue after the annual meeting. You will find information about their share ownership on pages 16 and 17.

CLASS 1 DIRECTORS (to serve until 2004)

D. RICHARD GUISE                    Mr. Guise, age 69, has been a member of both
                                    the corporation's and Adams County National
                                    Bank's Boards of Directors since 1988. Mr.
                                    Guise has served as the Vice Chairman of the corporation and Adams County National Bank since 1998. He was the President of Adams
                                    County Motors Corp., an automobile
                                    dealership located in Gettysburg,
                                    Pennsylvania, until September 2001. He is now retired.

RONALD L. HANKEY                    Mr. Hankey, age 63, is the Chairman and
                                    Chief Executive Officer of the corporation.
                                    He served as the corporation's and Adams
                                    County National Bank's President until
                                    January 1, 2001. He has been a member of the corporation's Board of Directors and has served as the Chairman of the Board since
                                    1982. Mr. Hankey has been a member of Adams
                                    County National Bank's Board of Directors and has served as the Chairman of the Board since 1975.

EDGAR S. HEBERLIG                   Mr. Heberlig, age 68, has been a member of
                                    the corporation's Board of Directors since
                                    March 1, 1999, and of Adams County National
                                    Bank's Board of Directors since October 1,
                                    2000. He served as a director of Farmers
                                    National Bank of Newville from 1970 to
                                    October 1, 2000. Mr. Heberlig is a retired farm structure salesman and a retired Navy pilot.

MARIAN B. SCHULTZ                   Ms. Schultz, age 53, has been a member of
                                    both the corporation's and Adams County
                                    National Bank's Boards of Directors since
                                    1992. She is Dean, Academic Programs and
                                    Services, at Shippensburg University,
                                    located in Shippensburg, Pennsylvania.

CLASS 2 DIRECTORS (to serve until 2003)
AND NOMINEES (to serve until 2006)

WAYNE E. LAU                        Mr. Lau, age 68, has been a member of both
                                    the corporation's and Adams County National
                                    Bank's Boards of Directors since 1987. Mr.
                                    Lau is a retired sales representative for Destinations, a travel agency located in East Berlin, Pennsylvania.

JENNIFER L. WEAVER                  Ms. Weaver, age 56, has been a member of
                                    both the corporation's and Adams County
                                    National Bank's Boards of Directors since
                                    1992. She is the Dean of the Gettysburg
                                    Campus of Harrisburg Area Community College.

HARRY L. WHEELER                    Mr. Wheeler, age 62, has been a member of
                                    the corporation's Board of Directors since
                                    March 1, 1999, and of Adams County National
                                    Bank's Board of Directors since October 1,
                                    2000. He served as a director of Farmers
                                    National Bank of Newville from 1987 until
                                    October 1, 2000. Mr. Wheeler is the
                                    proprietor of Wheeler Drywall, located in Carlisle, Pennsylvania.

CLASS 3 DIRECTORS (to serve until 2005)

PHILIP P. ASPER                     Mr. Asper, age 54, has been a member of the
                                    corporation's and Adams County National
                                    Bank's Boards of Directors since 1988. He is a building contractor in Biglerville,
                                    Pennsylvania.

GUY F. DONALDSON                    Mr. Donaldson, age 71, has been a member of
                                    the corporation's Board of Directors since
                                    1982 and of Adams County National Bank's
                                    Board of Directors since 1981. He is a fruit grower in Ortanna, Pennsylvania, and in 2002 served as President of the Pennsylvania Farm
                                    Bureau.

FRANK ELSNER, III                   Mr. Elsner, age 42, has been a member of
                                    both the corporation's and Adams County
                                    National Bank's Boards of Directors since
                                    May 2002. He is the President and Chief
                                    Executive Officer of Elsner Engineering
                                    Works, Inc., an engineering and
                                    manufacturing company located in Hanover,
                                    Pennsylvania.

THOMAS A. RITTER                    Mr. Ritter, age 51, was a member of both the
                                    corporation's and Adams County National
                                    Bank's Boards of Directors from 1997 until his retirement from each Board in December
                                    1999. From 1986 until December 1999, Mr.
                                    Ritter was an insurance agent in Gettysburg, Pennsylvania. Mr. Ritter served as an Executive Vice President of the corporation and of Adams County National Bank from
                                    January 1, 2000 until December 31, 2000.
                                    Effective January 1, 2001, he became
                                    President of the corporation and President and Chief Executive Officer of Adams County
                                    National Bank. Also effective January 1,
                                    2001, Mr. Ritter was appointed to the
                                    corporation's and Adams County National
                                    Bank's Boards of Directors. Mr. Ritter was elected to the corporation's Board of Directors at the 2001 annual meeting and was also elected to Adams County National Bank's
                                    Board of Directors at the corporation's
                                    reorganization meeting in 2001.

                BENEFICIAL OWNERSHIP OF ACNB CORPORATION'S STOCK
                    OWNED BY PRINCIPAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS

         As of March 18, 2003, the Board of Directors knows of no person who owns of record or who is known to be the beneficial owner of more than 5% of the corporation's outstanding common stock.

SHARE OWNERSHIP BY THE DIRECTORS, OFFICERS AND NOMINEES

         The following table sets forth, as of March 18, 2003, and from information received from the respective individuals, the amount and percentage of the common stock beneficially owned by each director, each nominee for director, and all executive officers, directors and nominees of the corporation as a group. Unless otherwise noted, shares are held individually and the percentage of class is less than 1% of the outstanding common stock.

NAME OF INDIVIDUAL OR               AMOUNT AND NATURE OF         PERCENTAGE OF
IDENTITY OF GROUP                 BENEFICIAL OWNERSHIP (1)           CLASS
-----------------                 --------------------               -----
CLASS 1 DIRECTORS
-----------------

D. Richard Guise                        8,788 (2)                     --

Ronald L. Hankey                       19,150 (3)                     --

Edgar S. Heberlig                      28,867 (4)                     --

Marian B. Schultz                       2,300 (5)                     --

CLASS 2 DIRECTORS
-----------------

Wayne E. Lau                            4,812 (6)                     --

Jennifer L. Weaver                        600                         --

Harry L. Wheeler                        9,039 (7)                     --

CLASS 3 DIRECTORS
-----------------

Philip P. Asper                         5,234 (8)                     --

Guy F. Donaldson                        2,890                         --

Frank Elsner, III                         804                         --

Thomas A. Ritter                        5,087 (9)                     --

All Officers and Directors             98,266                       1.81%
as a Group (11
Directors, 5 Officers,
14 persons in total)
---------------------
(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power, or has the right to acquire beneficial ownership within 60 days after March 18, 2003. Beneficial ownership may be disclaimed as to certain of the securities.

(2)      These shares are held jointly with Mr. Guise's spouse.

(3) Figure includes 6,228 shares held solely by Mr. Hankey and 12,922 shares held jointly with Mr. Hankey's spouse.

(4) Figure includes 26,375 shares held solely by Mr. Heberlig; 2,266 shares held jointly with Mr. Heberlig's spouse; and, 226 shares held solely by Mr. Heberlig's spouse.

(5) Figure includes 700 shares held jointly with Mrs. Schultz's spouse and 1,600 shares held solely by Mrs. Schultz's spouse.

(6)      These shares are held jointly with Mr. Lau's spouse.

(7) Figure includes 6,707 shares held solely by Mr. Wheeler; 1,654 shares held jointly with Mr. Wheeler's spouse; and, 678 shares held solely by Mr. Wheeler's spouse.


(8)      These shares are held jointly with Mr. Asper's spouse.

(9) Figure includes 3,029 shares held solely by Mr. Ritter and 2,058 shares held solely by Mr. Ritter's spouse.



         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that the corporation's officers and directors, and persons who own more than 10% of the registered class of the corporation's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater than 10% shareholders are required by SEC regulation to furnish the corporation with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the corporation believes that during the period from January 1, 2002, through December 31, 2002, its officers and directors complied with all applicable filing requirements.

                          STOCK PRICE PERFORMANCE GRAPH

         The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Acts.

         The graph compares our stock performance from January 1, 1998, through December 31, 2002, against the performance of the S&P 500 Total Return Index and the Mid-Atlantic Custom Peer Group for the same period. The graph shows the cumulative investment return to shareholders, based on the assumption that a $100 investment was made on December 31, 1997, in each of the corporation's common stock, the S&P 500 Total Return Index and the Mid-Atlantic Custom Peer Group, and that all dividends were reinvested in such securities over the past five fiscal years. Shareholder return shown on the graph below is not necessarily indicative of future performance.

[CHART OMITTED: PLOT POINTS AS FOLLOWS:]


                                                                       PERIOD ENDING
                                          ----------- ----------- ----------- ----------- ------------ -----------
INDEX                                       12/31/97    12/31/98    12/31/99    12/31/00     12/31/01    12/31/02
----------------------------------------- ----------- ----------- ----------- ----------- ------------ -----------
ACNB Corporation                              100.00      105.36       84.27       79.62        94.15      113.91
S&P 500                                       100.00      128.55      155.60      141.42       124.63       96.95
Mid-Atlantic Custom Peer Group*               100.00      110.71       96.37       85.44       104.28      132.79

*MID-ATLANTIC CUSTOM PEER GROUP CONSISTS OF MID-ATLANTIC COMMERCIAL BANKS WITH ASSETS LESS THAN $1B.

                                    PROPOSALS

1. TO FIX THE NUMBER OF DIRECTORS OF THE CORPORATION AT ELEVEN.

2. TO FIX THE NUMBER OF CLASS 1 DIRECTORS AT FOUR.

3. TO FIX THE NUMBER OF CLASS 2 DIRECTORS AT THREE.

4. TO FIX THE NUMBER OF CLASS 3 DIRECTORS AT FOUR.

5. TO ELECT THREE CLASS 2 DIRECTORS FOR A TERM OF THREE YEARS.

         Nominees for Class 2 Director are:

         o   Wayne E. Lau
         o   Jennifer L. Weaver
         o   Harry L. Wheeler

         Each has consented to serve a three-year term. (See pages 14 and 15 for more information on these nominees.)

         If any nominee is unable to stand for election, the Board may designate a substitute. The proxy holders will vote in favor of a substitute nominee. The Board of Directors has no reason to believe the three nominees for Class 2 Director will be unable to serve if elected.

         Cumulative voting rights do not exist with respect to the election of directors. The affirmative vote of the majority of shares present (in person or by proxy and entitled to vote at the annual meeting) is needed to elect a director.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES AS CLASS 2 DIRECTORS.

         In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposals, you may vote "FOR", "AGAINST" or "ABSTAIN". If you "ABSTAIN", it has the same effect as a vote "AGAINST". If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of the Board's nominees and "FOR" all other proposals described in this proxy statement).

                              INDEPENDENT AUDITORS

         Stambaugh o Ness, P.C., Certified Public Accountants, served as the corporation's independent auditors for its 2002 fiscal year. The corporation has been advised by Stambaugh o Ness, P.C. that none of its members have any financial interest in the corporation. In addition to performing customary audit services, Stambaugh o Ness, P.C. assisted the corporation and the bank with preparation of their federal and state tax returns, and provided assistance in connection with regulatory matters, charging the bank for such services at its customary hourly billing rates. These non-audit services were approved by the corporation's and the bank's Boards of Directors after due consideration of the effect of the performance thereof on the independence of the auditors and after the conclusion by the corporation's and the bank's Boards of Directors that there was no effect on the independence of the auditors. The Board of Directors has engaged Stambaugh o Ness, P.C. as the corporation's independent auditors for the fiscal year ending December 31, 2003.

         Aggregate fees billed to the corporation and the bank by Stambaugh o Ness, P.C., the independent auditors, for services rendered during the year ended December 31, 2002, were as follows:

                -------------------------------------------------- -----------
                Audit Fees                                         $109,320
                -------------------------------------------------- -----------
                Financial Information Systems
                Design and Implementation Fees                     $0
                -------------------------------------------------- -----------
                All Other Fees(1)                                  $5,270
                -------------------------------------------------- -----------
                TOTAL                                              $114,590
                -------------------------------------------------- -----------
                  (1) All other fees consisted principally of review of the
                      pension plan.

                  SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

         In order for a shareholder proposal to be considered for inclusion in ACNB Corporation's proxy statement for next year's annual meeting, the written proposal must be received by the corporation no later than December 3, 2003. Any proposal must comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. If a shareholder proposal is submitted to the corporation after December 3, 2003, it is considered untimely; and, although the proposal may be considered at the annual meeting, the corporation is not obligated to include it in the 2004 proxy statement. Similarly, in compliance with the corporation's Bylaws, shareholders wishing to nominate a candidate for election to the Board of Directors, must notify the Secretary in writing no later than 14 days in advance of the meeting. Shareholders must deliver any proposals or nominations in writing to the Secretary/Treasurer of ACNB Corporation at its principal executive office, 16 Lincoln Square, Gettysburg, Pennsylvania 17325.

              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

         The Board of Directors knows of no matters other than those discussed in this proxy statement or referred to in the accompanying Notice of Annual Meeting of Shareholders that may come before the annual meeting. However, if any other matter should be properly presented for consideration and voting at the annual meeting or any adjournment or postponement of the meeting, the persons named as proxy holders will vote the proxies in what they determine to be the best interest of ACNB Corporation.

                             ADDITIONAL INFORMATION

         In accordance with Securities Exchange Act Rule 14a-3(3)(1), in the future, ACNB Corporation intends to deliver only one annual report and proxy statement to multiple shareholders sharing an address unless we receive contrary instructions from one or more of the shareholders. This method of delivery is known as "householding". Upon written or oral request, the corporation will promptly deliver a separate copy of the annual report or proxy statement, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered. Further, shareholders can notify the corporation by writing or calling John W. Krichten, Secretary/Treasurer of ACNB Corporation, at 16 Lincoln Square, P.O. Box 3129, Gettysburg, Pennsylvania 17325 or (717) 338-2258 to inform the corporation that the shareholder wishes to receive a separate copy of an annual report or proxy statement in the future. In addition, if you are receiving multiple copies of the corporation's annual report or proxy statement, you may request that the corporation deliver only a single copy of annual reports or proxy statements by notifying the Secretary/Treasurer at the above address or telephone number.

         Upon written request of any shareholder, a copy of ACNB Corporation's Annual Report on Form 10-K for its fiscal year ended December 31, 2002, including the financial statements and the schedules, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, may be obtained, without charge, from John W. Krichten, Secretary/Treasurer of ACNB Corporation, 16 Lincoln Square, Gettysburg, Pennsylvania 17325.

                                ACNB CORPORATION

                                  FORM OF PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 13, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Philip P. Asper and D. Richard Guise and each or either of them, proxies of the undersigned, with full power of substitution to vote all of the shares of ACNB Corporation that the undersigned shareholder may be entitled to vote at the Annual Meeting of Shareholders to be held at 675 Old Harrisburg Road, Gettysburg, Pennsylvania 17325, on Tuesday, May 13, 2003, 1:00 p.m., Eastern Time, and at any adjournment or postponement of the meeting, as indicated upon the matters referred to in the proxy statement, and upon any matters which may properly come before the annual meeting:


1. TO FIX THE NUMBER OF DIRECTORS OF ACNB CORPORATION AT ELEVEN.

      [    ]  FOR               [    ]  AGAINST            [    ] ABSTAIN

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.
   -----------------------------------------------------------------------------

2. TO FIX THE NUMBER OF CLASS 1 DIRECTORS AT FOUR.

      [    ]  FOR               [    ]  AGAINST            [    ] ABSTAIN

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.
   -----------------------------------------------------------------------------

3. TO FIX THE NUMBER OF CLASS 2 DIRECTORS AT THREE.

      [    ]  FOR               [    ]  AGAINST            [    ] ABSTAIN

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.
   -----------------------------------------------------------------------------

4. TO FIX THE NUMBER OF CLASS 3 DIRECTORS AT FOUR.

      [    ]  FOR               [    ]  AGAINST            [    ] ABSTAIN

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.
   -----------------------------------------------------------------------------

5. TO ELECT THREE CLASS 2 DIRECTORS TO SERVE FOR A THREE YEAR TERM.

      WAYNE E. LAU               HARRY L. WHEELER           JENNIFER L. WEAVER


         [    ]   FOR all nominees          [    ]   WITHHOLD AUTHORITY
                  listed above (except               to vote for all nominees
                  as marked to the                   listed above
                  contrary below)

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THESE NOMINEES.

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

         -----------------------------------------------------------------------

6. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

         THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4 AND FOR ALL NOMINEES LISTED ABOVE.

Dated: ______________________, 2003             ______________________________
                                                Signature

                                                ------------------------------
Number of Shares Held of Record                 Signature
on March 18, 2003

---------------------------
THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO ACNB CORPORATION IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.